Exhibit 99(b)

Effective January 1, 2006, ALLTEL Corporation ("ALLTEL" or the "Company") retrospectively changed its business segment reporting to exclude from wireless segment income the effects of amortization expense related to intangible assets recorded in connection with the acquisition of wireless properties. This amortization expense is now included in corporate expenses. The change in segment reporting reflected a first quarter 2006 decision by Alltel’s management to evaluate the financial performance of the Company’s wireless segment based on operating results that exclude the effects of amortization expense related to acquired intangible assets. Alltel’s management, including the chief operating decision-maker, uses the revised measurement of wireless segment income consistently for all purposes, including internal reporting, evaluation of business objectives and opportunities, resource allocation and the determination of management compensation. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 131 “Disclosures about Segments of an Enterprise and Related Information”, all prior period segment information included in the accompanying supplemental financial data has been reclassified to conform to this new financial reporting presentation.

On August 1, 2005, Alltel completed its merger with Western Wireless Corporation ("Western Wireless"). As a condition of receiving approval for the merger from the Department of Justice and the Federal Communications Commission, Alltel agreed to divest certain wireless operations of Western Wireless in 16 markets in Arkansas, Kansas and Nebraska. As a result, the acquired international operations of Western Wireless and the 16 markets to be divested in Arkansas, Kansas and Nebraska have been classified as discontinued operations in the accompanying supplemental financial data.

The supplemental financial data contain disclosure of non-GAAP financial measures. A reconciliation of each of the non-GAAP financial measures to its most directly comparable financial measure calculated and presented in accordance with GAAP is posted on the Investor Relations page of the Company's web site under "Quarterly Reports and Finanical Statistics".

Alltel claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions and are not guarantees of future events and results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Representative examples of these factors include (without limitation) adverse changes in economic conditions in the markets served by Alltel; the extent, timing, and overall effects of competition in the communications business; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; changes in communications technology; the risks associated with pending acquisitions and dispositions, including the pending acquisition of Midwest Wireless and the pending dispositions of the Bolivian operations and the wireline business; the risks associated with the integration of acquired businesses; the uncertainties related to any discussions or negotiations regarding the sale of any remaining international assets; adverse changes in the terms and conditions of the wireless roaming agreements of Alltel; the potential for adverse changes in the ratings given to Alltel's debt securities by nationally accredited ratings organizations; the availability and cost of financing in the corporate credit and debt markets necessary to consummate the disposition of the wireline business; the uncertainties related to Alltel’s strategic investments; the effects of litigation; and the effects of federal and state legislation, rules, and regulations governing the communications industry. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.

ALLTEL Corporation
Consolidated Quarterly Statements of Income From Current Businesses (Non-GAAP)
for quarterly periods in the years 2006, 2005 and 2004

	2006	2005					2004
(In thousands, except per share amounts)	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.

Revenues and Sales:
Service revenues	$2,247,719	$8,380,501	$2,263,605	$2,229,370	$1,989,264	$1,898,262	$7,374,279	$1,897,402	$1,885,405	$1,825,894	$1,765,578
Product sales	292,017	1,106,458	318,146	289,749	270,842	227,721	871,862	242,391	217,707	216,170	195,594

Total revenues and sales	2,539,736	9,486,959	2,581,751	2,519,119	2,260,106	2,125,983	8,246,141	2,139,793	2,103,112	2,042,064	1,961,172

Costs and Expenses:
Cost of services	731,725	2,706,188	727,351	711,423	660,945	606,469	2,374,220	604,818	624,442	584,189	560,771
Cost of products sold	355,793	1,315,320	381,764	343,718	308,065	281,773	1,075,545	299,603	262,604	256,055	257,283
Selling, general, administrative and other	498,959	1,793,618	496,549	469,068	420,536	407,465	1,524,165	402,489	373,624	372,859	375,193
Depreciation and amortization	359,049	1,378,165	360,483	356,616	333,626	327,440	1,247,167	319,089	311,647	308,120	308,311

Total costs and expenses	1,945,526	7,193,291	1,966,147	1,880,825	1,723,172	1,623,147	6,221,097	1,625,999	1,572,317	1,521,223	1,501,558

Operating Income	594,210	2,293,668	615,604	638,294	536,934	502,836	2,025,044	513,794	530,795	520,841	459,614

Equity earnings in unconsolidated partnerships	12,932	43,383	6,992	10,434	15,214	10,743	68,486	14,970	24,338	15,926	13,252
Minority interest in consolidated partnerships	(13,895)	(69,105)	(11,267)	(20,573)	(18,918)	(18,347)	(80,096)	(19,227)	(23,647)	(21,651)	(15,571)
Other income, net	11,882	42,752	2,752	22,325	7,976	9,699	34,500	11,360	15,652	2,875	4,613
Interest expense	(88,974)	(332,588)	(86,134)	(83,422)	(76,343)	(86,689)	(352,490)	(87,512)	(86,699)	(86,543)	(91,736)

Income before income taxes	516,155	1,978,110	527,947	567,058	464,863	418,242	1,695,444	433,385	460,439	431,448	370,172
Income taxes	196,053	743,195	201,105	215,852	171,761	154,477	625,242	155,785	168,129	160,737	140,591

Net income	320,102	1,234,915	326,842	351,206	293,102	263,765	1,070,202	277,600	292,310	270,711	229,581
Preferred dividends	21	93	21	24	24	24	103	25	25	26	27

Net income applicable to common shares	$320,081	$1,234,822	$326,821	$351,182	$293,078	$263,741	$1,070,099	$277,575	$292,285	$270,685	$229,554

Earnings Per Share:

Basic	$.83	$3.62	$.85	$.97	$.93	$.87	$3.48	$.92	$.95	$.88	$.74

Diluted	$.82	$3.59	$.84	$.96	$.93	$.87	$3.47	$.91	$.95	$.88	$.73

Current businesses excludes the effects of discontinued operations, amortization expense related to intangible assets recorded in connection with the acquisition of wireless properties, a special cash dividend received on the Company's investment in Fidelity National Financial, Inc. common stock, gain on the exchange or disposal of assets, debt prepayment costs, costs associated with Hurricane Katrina, change in accounting for operating leases and conditional asset retirement obligations, reversal of certain income tax contingency reserves and restructuring and other charges.

ALLTEL Corporation
Consolidated Quarterly Statements of Income Under GAAP
for quarterly periods in the years 2006, 2005 and 2004

	2006	2005					2004
(In thousands, except per share amounts)	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.

Revenues and Sales:
Service revenues	$2,247,719	$8,380,501	$2,263,605	$2,229,370	$1,989,264	$1,898,262	$7,374,279	$1,897,402	$1,885,405	$1,825,894	$1,765,578
Product sales	292,017	1,106,458	318,146	289,749	270,842	227,721	871,862	242,391	217,707	216,170	195,594

Total revenues and sales	2,539,736	9,486,959	2,581,751	2,519,119	2,260,106	2,125,983	8,246,141	2,139,793	2,103,112	2,042,064	1,961,172

Costs and Expenses:
Cost of services	731,725	2,743,745	736,857	719,683	660,945	626,260	2,374,220	604,818	624,442	584,189	560,771
Cost of products sold	355,793	1,315,320	381,764	343,718	308,065	281,773	1,075,545	299,603	262,604	256,055	257,283
Selling, general, administrative and other	498,959	1,795,516	496,549	470,966	420,536	407,465	1,524,165	402,489	373,624	372,859	375,193
Depreciation and amortization	404,541	1,482,605	404,079	388,989	348,320	341,217	1,299,691	332,520	324,678	321,151	321,342
Restructuring and other charges	19,525	58,717	39,844	18,873	-	-	50,892	(873)	-	-	51,765

Total costs and expenses	2,010,543	7,395,903	2,059,093	1,942,229	1,737,866	1,656,715	6,324,513	1,638,557	1,585,348	1,534,254	1,566,354

Operating Income	529,193	2,091,056	522,658	576,890	522,240	469,268	1,921,628	501,236	517,764	507,810	394,818

Equity earnings in unconsolidated partnerships	12,932	43,383	6,992	10,434	15,214	10,743	68,486	14,970	24,338	15,926	13,252
Minority interest in consolidated partnerships	(13,895)	(69,105)	(11,267)	(20,573)	(18,918)	(18,347)	(80,096)	(19,227)	(23,647)	(21,651)	(15,571)
Other income, net	11,882	158,788	2,752	27,325	7,976	120,735	34,500	11,360	15,652	2,875	4,613
Interest expense	(88,974)	(332,588)	(86,134)	(83,422)	(76,343)	(86,689)	(352,490)	(87,512)	(86,699)	(86,543)	(91,736)
Gain on exchange or disposal of assets and other	-	218,830	-	30,557	188,273	-	-	-	-	-	-

Income from continuing operations before income taxes	451,138	2,110,364	435,001	541,211	638,442	495,710	1,592,028	420,827	447,408	418,417	305,376
Income taxes	171,559	801,836	176,681	206,068	236,381	182,706	565,331	150,182	143,727	155,889	115,533

Income from continuing operations	279,579	1,308,528	258,320	335,143	402,061	313,004	1,026,697	270,645	303,681	262,528	189,843
Income from discontinued operations (net of income taxes)	17,828	30,292	4,270	26,022	-	-	19,538	-	19,538	-	-

Income before cumulative effect of accounting change	297,407	1,338,820	262,590	361,165	402,061	313,004	1,046,235	270,645	323,219	262,528	189,843
Cumulative effect of accounting change (net of income taxes)	-	(7,441)	(7,441)	-	-	-	-	-	-	-	-

Net income	297,407	1,331,379	255,149	361,165	402,061	313,004	1,046,235	270,645	323,219	262,528	189,843
Preferred dividends	21	93	21	24	24	24	103	25	25	26	27

Net income applicable to common shares	$297,386	$1,331,286	$255,128	$361,141	$402,037	$312,980	$1,046,132	$270,620	$323,194	$262,502	$189,816

Earnings Per Share:

Basic:
Income from continuing operations	$.72	$3.84	$.67	$.92	$1.28	$1.04	$3.34	$.89	$.99	$.85	$.61
Income from discontinued operations	.05	.09	.01	.07	-	-	.06	-	.06	-	-
Cumulative effect of accounting change	-	(.02)	(.02)	-	-	-	-	-	-	-	-
Net income	$.77	$3.91	$.66	$.99	$1.28	$1.04	$3.40	$.89	$1.05	$.85	$.61
Diluted:
Income from continuing operations	$.72	$3.80	$.67	$.91	$1.27	$1.03	$3.33	$.89	$.99	$.85	$.61
Income from discontinued operations	.05	.09	.01	.07	-	-	.06	-	.06	-	-
Cumulative effect of accounting change	-	(.02)	(.02)	-	-	-	-	-	-	-	-
Net income	$.77	$3.87	$.66	$.98	$1.27	$1.03	$3.39	$.89	$1.05	$.85	$.61

ALLTEL CORPORATION
QUARTERLY SUPPLEMENTAL BUSINESS SEGMENT INFORMATION FROM CURRENT BUSINESSES (NON-GAAP)
for the quarterly periods in the years 2006, 2005 and 2004
(In thousands)

	2006	2005					2004
	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Wireless:
Revenues and sales:
Service revenues	$1,638,798	$5,895,143	$1,643,195	$1,606,482	$1,371,089	$1,274,377	$4,791,235	$1,252,773	$1,239,409	$1,183,549	$1,115,504
Product sales	118,592	380,714	116,983	101,876	84,223	77,632	286,852	73,999	74,338	69,533	68,982
Total revenues and sales	1,757,390	6,275,857	1,760,178	1,708,358	1,455,312	1,352,009	5,078,087	1,326,772	1,313,747	1,253,082	1,184,486

Costs and expenses:
Cost of services	537,839	1,917,754	543,352	514,923	453,806	405,673	1,543,576	399,114	406,660	382,060	355,742
Cost of products sold	204,430	697,593	218,678	179,831	150,278	148,806	573,646	154,747	139,301	135,048	144,550
Selling, general, administrative and other	413,106	1,445,165	411,139	379,806	331,743	322,477	1,201,789	318,968	294,070	293,009	295,742
Depreciation and amortization	246,460	856,258	243,191	225,480	197,866	189,721	686,313	180,358	173,138	168,319	164,498
Total costs and expenses	1,401,835	4,916,770	1,416,360	1,300,040	1,133,693	1,066,677	4,005,324	1,053,187	1,013,169	978,436	960,532
Segment income	$355,555	$1,359,087	$343,818	$408,318	$321,619	$285,332	$1,072,763	$273,585	$300,578	$274,646	$223,954

Wireline:
Revenues and sales:
Service revenues	$565,845	$2,336,741	$588,349	$580,561	$584,016	$583,815	$2,380,788	$597,315	$592,373	$599,567	$591,533
Product sales	9,590	42,395	9,801	11,722	11,055	9,817	39,021	10,460	10,563	10,065	7,933
Total revenues and sales	575,435	2,379,136	598,150	592,283	595,071	593,632	2,419,809	607,775	602,936	609,632	599,466

Costs and expenses:
Cost of services	175,874	705,506	165,116	176,699	182,667	181,024	704,335	173,146	179,719	178,599	172,871
Cost of products sold	7,353	32,919	6,899	10,021	9,001	6,998	28,711	8,576	7,822	7,158	5,155
Selling, general, administrative and other	62,059	256,259	63,637	66,154	62,662	63,806	244,327	62,466	60,033	60,908	60,920
Depreciation and amortization	103,583	480,729	106,955	121,026	125,445	127,303	516,445	127,921	127,580	128,610	132,334
Total costs and expenses	348,869	1,475,413	342,607	373,900	379,775	379,131	1,493,818	372,109	375,154	375,275	371,280
Segment income	$226,566	$903,723	$255,543	$218,383	$215,296	$214,501	$925,991	$235,666	$227,782	$234,357	$228,186

Communications support services:
Revenues and sales
Service revenues	$84,954	$322,665	$82,323	$84,728	$77,772	$77,842	$346,662	$81,462	$86,862	$84,583	$93,755
Product sales	165,974	702,917	194,115	178,481	183,458	146,863	577,193	167,027	140,275	144,596	125,295
Total revenues and sales	250,928	1,025,582	276,438	263,209	261,230	224,705	923,855	248,489	227,137	229,179	219,050

Costs and expenses:
Cost of services	57,853	236,160	58,077	58,964	62,776	56,343	257,845	64,297	68,910	58,679	65,959
Cost of products sold	147,649	621,864	168,545	158,860	161,399	133,060	514,239	146,997	124,575	127,799	114,868
Selling, general, administrative and other	16,532	65,494	16,874	16,710	16,982	14,928	54,729	14,856	13,593	13,050	13,230
Depreciation and amortization	7,413	33,866	8,553	8,340	8,501	8,472	34,325	8,454	8,570	8,755	8,546
Total costs and expenses	229,447	957,384	252,049	242,874	249,658	212,803	861,138	234,604	215,648	208,283	202,603
Segment income	$21,481	$68,198	$24,389	$20,335	$11,572	$11,902	$62,717	$13,885	$11,489	$20,896	$16,447

Corporate expenses:
Cost of services	$537	$3,328	$1,463	$574	$590	$701	$3,023	$787	$767	$730	$739
Selling, general, administrative and other	7,262	26,700	4,899	6,398	9,149	6,254	23,320	6,199	5,928	5,892	5,301
Depreciation and amortization	1,593	7,312	1,784	1,770	1,814	1,944	10,084	2,356	2,359	2,436	2,933
Total costs and expenses	$9,392	$37,340	$8,146	$8,742	$11,553	$8,899	$36,427	$9,342	$9,054	$9,058	$8,973

ALLTEL CORPORATION
QUARTERLY SUPPLEMENTAL BUSINESS SEGMENT INFORMATION FROM CURRENT BUSINESSES (NON-GAAP)
for the quarterly periods in the years 2006, 2005 and 2004
(In thousands)

	2006	2005					2004
	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.

Intercompany eliminations:
Revenues and sales
Service revenues	$(41,878)	$(174,048)	$(50,262)	$(42,401)	$(43,613)	$(37,772)	$(144,406)	$(34,148)	$(33,239)	$(41,805)	$(35,214)
Product sales	(2,139)	(19,568)	(2,753)	(2,330)	(7,894)	(6,591)	(31,204)	(9,095)	(7,469)	(8,024)	(6,616)
Total revenues and sales	(44,017)	(193,616)	(53,015)	(44,731)	(51,507)	(44,363)	(175,610)	(43,243)	(40,708)	(49,829)	(41,830)

Costs and expenses:
Cost of services	(40,378)	(156,560)	(40,657)	(39,737)	(38,894)	(37,272)	(134,559)	(32,526)	(31,614)	(35,879)	(34,540)
Cost of products sold	(3,639)	(37,056)	(12,358)	(4,994)	(12,613)	(7,091)	(41,051)	(10,717)	(9,094)	(13,950)	(7,290)
Selling, general, administrative and other	-	-	-	-	-	-	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-	-	-	-	-	-	-
Total costs and expenses	(44,017)	(193,616)	(53,015)	(44,731)	(51,507)	(44,363)	(175,610)	(43,243)	(40,708)	(49,829)	(41,830)
Operating income	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Consolidated:
Revenues and sales
Service revenues	2,247,719	8,380,501	2,263,605	2,229,370	1,989,264	1,898,262	7,374,279	1,897,402	1,885,405	1,825,894	1,765,578
Product sales	292,017	1,106,458	318,146	289,749	270,842	227,721	871,862	242,391	217,707	216,170	195,594
Total revenues and sales	$2,539,736	$9,486,959	$2,581,751	$2,519,119	$2,260,106	$2,125,983	$8,246,141	$2,139,793	$2,103,112	$2,042,064	$1,961,172

Costs and expenses:
Cost of services	731,725	2,706,188	727,351	711,423	660,945	606,469	2,374,220	604,818	624,442	584,189	560,771
Cost of products sold	355,793	1,315,320	381,764	343,718	308,065	281,773	1,075,545	299,603	262,604	256,055	257,283
Selling, general, administrative and other	498,959	1,793,618	496,549	469,068	420,536	407,465	1,524,165	402,489	373,624	372,859	375,193
Depreciation and amortization	359,049	1,378,165	360,483	356,616	333,626	327,440	1,247,167	319,089	311,647	308,120	308,311
Total costs and expenses	1,945,526	7,193,291	1,966,147	1,880,825	1,723,172	1,623,147	6,221,097	1,625,999	1,572,317	1,521,223	1,501,558
Operating income	$594,210	$2,293,668	$615,604	$638,294	$536,934	$502,836	$2,025,044	$513,794	$530,795	$520,841	$459,614

Operating Margin: (A)
Wireless	20.2%	21.7%	19.5%	23.9%	22.1%	21.1%	21.1%	20.6%	22.9%	21.9%	18.9%
Wireline	39.4%	38.0%	42.7%	36.9%	36.2%	36.1%	38.3%	38.8%	37.8%	38.4%	38.1%
Communications Support Services	8.6%	6.6%	8.8%	7.7%	4.4%	5.3%	6.8%	5.6%	5.1%	9.1%	7.5%
Consolidated	23.4%	24.2%	23.8%	25.3%	23.8%	23.7%	24.6%	24.0%	25.2%	25.5%	23.4%

SUPPLEMENTAL REVENUE INFORMATION:
Wireline:
Revenues and sales:
Local service	$261,903	$1,083,384	$266,078	$271,824	$272,798	$272,684	$1,115,761	$276,456	$278,598	$280,782	$279,925
Network access and long-distance	252,203	1,039,915	263,413	258,529	257,078	260,895	1,047,894	260,812	263,549	262,816	260,717
Miscellaneous	61,329	255,837	68,659	61,930	65,195	60,053	256,154	70,507	60,789	66,034	58,824
Total revenues and sales	$575,435	$2,379,136	$598,150	$592,283	$595,071	$593,632	$2,419,809	$607,775	$602,936	$609,632	$599,466

Communications support services:
Revenues and sales:
Long-distance and network management services	$80,976	$305,467	$77,917	$80,658	$74,253	$72,639	$304,870	$75,797	$77,188	$72,848	$79,037
Product distribution	139,495	548,190	145,427	146,063	136,163	120,537	421,253	117,018	109,268	95,907	99,060
Directory publishing	26,478	154,726	48,687	32,417	47,296	26,326	155,940	50,009	31,007	48,689	26,235
Telecommunications information services	3,979	17,199	4,407	4,071	3,518	5,203	41,792	5,665	9,674	11,735	14,718
Total revenues and sales	$250,928	$1,025,582	$276,438	$263,209	$261,230	$224,705	$923,855	$248,489	$227,137	$229,179	$219,050

Current businesses excludes amortization expense related to intangible assets recorded in connection with the acquistion of wireless properties, costs associated with Hurricane Katrina, the effects of a change in accounting for operating leases, restructuring and other charges.
(A) Operating margin is calculated by dividing segment income by the corresponding amount of segment revenues and sales.

ALLTEL CORPORATION
QUARTERLY SUPPLEMENTAL BUSINESS SEGMENT INFORMATION UNDER GAAP
for the quarterly periods in the years 2006, 2005 and 2004
(In thousands)

	2006	2005					2004
	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Wireless:
Revenues and sales:
Service revenues	$1,638,798	$5,895,143	$1,643,195	$1,606,482	$1,371,089	$1,274,377	$4,791,235	$1,252,773	$1,239,409	$1,183,549	$1,115,504
Product sales	118,592	380,714	116,983	101,876	84,223	77,632	286,852	73,999	74,338	69,533	68,982
Total revenues and sales	1,757,390	6,275,857	1,760,178	1,708,358	1,455,312	1,352,009	5,078,087	1,326,772	1,313,747	1,253,082	1,184,486

Costs and expenses:
Cost of services	537,839	1,917,754	543,352	514,923	453,806	405,673	1,543,576	399,114	406,660	382,060	355,742
Cost of products sold	204,430	697,593	218,678	179,831	150,278	148,806	573,646	154,747	139,301	135,048	144,550
Selling, general, administrative and other	413,106	1,445,165	411,139	379,806	331,743	322,477	1,201,789	318,968	294,070	293,009	295,742
Depreciation and amortization	246,460	856,258	243,191	225,480	197,866	189,721	686,313	180,358	173,138	168,319	164,498
Total costs and expenses	1,401,835	4,916,770	1,416,360	1,300,040	1,133,693	1,066,677	4,005,324	1,053,187	1,013,169	978,436	960,532
Segment income	$355,555	$1,359,087	$343,818	$408,318	$321,619	$285,332	$1,072,763	$273,585	$300,578	$274,646	$223,954

Wireline:
Revenues and sales:
Service revenues	$565,845	$2,336,741	$588,349	$580,561	$584,016	$583,815	$2,380,788	$597,315	$592,373	$599,567	$591,533
Product sales	9,590	42,395	9,801	11,722	11,055	9,817	39,021	10,460	10,563	10,065	7,933
Total revenues and sales	575,435	2,379,136	598,150	592,283	595,071	593,632	2,419,809	607,775	602,936	609,632	599,466

Costs and expenses:
Cost of services	175,874	705,506	165,116	176,699	182,667	181,024	704,335	173,146	179,719	178,599	172,871
Cost of products sold	7,353	32,919	6,899	10,021	9,001	6,998	28,711	8,576	7,822	7,158	5,155
Selling, general, administrative and other	62,059	256,259	63,637	66,154	62,662	63,806	244,327	62,466	60,033	60,908	60,920
Depreciation and amortization	103,583	480,729	106,955	121,026	125,445	127,303	516,445	127,921	127,580	128,610	132,334
Total costs and expenses	348,869	1,475,413	342,607	373,900	379,775	379,131	1,493,818	372,109	375,154	375,275	371,280
Segment income	$226,566	$903,723	$255,543	$218,383	$215,296	$214,501	$925,991	$235,666	$227,782	$234,357	$228,186

Communications support services:
Revenues and sales
Service revenues	$84,954	$322,665	$82,323	$84,728	$77,772	$77,842	$346,662	$81,462	$86,862	$84,583	$93,755
Product sales	165,974	702,917	194,115	178,481	183,458	146,863	577,193	167,027	140,275	144,596	125,295
Total revenues and sales	250,928	1,025,582	276,438	263,209	261,230	224,705	923,855	248,489	227,137	229,179	219,050

Costs and expenses:
Cost of services	57,853	236,160	58,077	58,964	62,776	56,343	257,845	64,297	68,910	58,679	65,959
Cost of products sold	147,649	621,864	168,545	158,860	161,399	133,060	514,239	146,997	124,575	127,799	114,868
Selling, general, administrative and other	16,532	65,494	16,874	16,710	16,982	14,928	54,729	14,856	13,593	13,050	13,230
Depreciation and amortization	7,413	33,866	8,553	8,340	8,501	8,472	34,325	8,454	8,570	8,755	8,546
Total costs and expenses	229,447	957,384	252,049	242,874	249,658	212,803	861,138	234,604	215,648	208,283	202,603
Segment income	$21,481	$68,198	$24,389	$20,335	$11,572	$11,902	$62,717	$13,885	$11,489	$20,896	$16,447

Corporate expenses:
Cost of services	$537	$40,885	$10,969	$8,834	$590	$20,492	$3,023	$787	$767	$730	$739
Selling, general, administrative and other	7,262	28,598	4,899	8,296	9,149	6,254	23,320	6,199	5,928	5,892	5,301
Depreciation and amortization	47,085	111,752	45,380	34,143	16,508	15,721	62,608	15,787	15,390	15,467	15,964
Restructuring and other charges	19,525	58,717	39,844	18,873	-	-	50,892	(873)	-	-	51,765
Total costs and expenses	$74,409	$239,952	$101,092	$70,146	$26,247	$42,467	$139,843	$21,900	$22,085	$22,089	$73,769

ALLTEL CORPORATION
QUARTERLY SUPPLEMENTAL BUSINESS SEGMENT INFORMATION UNDER GAAP
for the quarterly periods in the years 2006, 2005 and 2004
(In thousands)

	2006	2005					2004
	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Intercompany eliminations:
Revenues and sales
Service revenues	$(41,878)	$(174,048)	$(50,262)	$(42,401)	$(43,613)	$(37,772)	$(144,406)	$(34,148)	$(33,239)	$(41,805)	$(35,214)
Product sales	(2,139)	(19,568)	(2,753)	(2,330)	(7,894)	(6,591)	(31,204)	(9,095)	(7,469)	(8,024)	(6,616)
Total revenues and sales	(44,017)	(193,616)	(53,015)	(44,731)	(51,507)	(44,363)	(175,610)	(43,243)	(40,708)	(49,829)	(41,830)

Costs and expenses:
Cost of services	(40,378)	(156,560)	(40,657)	(39,737)	(38,894)	(37,272)	(134,559)	(32,526)	(31,614)	(35,879)	(34,540)
Cost of products sold	(3,639)	(37,056)	(12,358)	(4,994)	(12,613)	(7,091)	(41,051)	(10,717)	(9,094)	(13,950)	(7,290)
Selling, general, administrative and other	-	-	-	-	-	-	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-	-	-	-	-	-	-
Total costs and expenses	(44,017)	(193,616)	(53,015)	(44,731)	(51,507)	(44,363)	(175,610)	(43,243)	(40,708)	(49,829)	(41,830)
Operating income	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Consolidated:
Revenues and sales
Service revenues	2,247,719	8,380,501	2,263,605	2,229,370	1,989,264	1,898,262	7,374,279	1,897,402	1,885,405	1,825,894	1,765,578
Product sales	292,017	1,106,458	318,146	289,749	270,842	227,721	871,862	242,391	217,707	216,170	195,594
Total revenues and sales	$2,539,736	$9,486,959	$2,581,751	$2,519,119	$2,260,106	$2,125,983	$8,246,141	$2,139,793	$2,103,112	$2,042,064	$1,961,172

Costs and expenses:
Cost of services	731,725	2,743,745	736,857	719,683	660,945	626,260	2,374,220	604,818	624,442	584,189	560,771
Cost of products sold	355,793	1,315,320	381,764	343,718	308,065	281,773	1,075,545	299,603	262,604	256,055	257,283
Selling, general, administrative and other	498,959	1,795,516	496,549	470,966	420,536	407,465	1,524,165	402,489	373,624	372,859	375,193
Depreciation and amortization	404,541	1,482,605	404,079	388,989	348,320	341,217	1,299,691	332,520	324,678	321,151	321,342
Restructuring and other charges	19,525	58,717	39,844	18,873	-	-	50,892	(873)	-	-	51,765
Total costs and expenses	2,010,543	7,395,903	2,059,093	1,942,229	1,737,866	1,656,715	6,324,513	1,638,557	1,585,348	1,534,254	1,566,354
Operating income	$529,193	$2,091,056	$522,658	$576,890	$522,240	$469,268	$1,921,628	$501,236	$517,764	$507,810	$394,818

OPERATING MARGIN (A):
Wireless	20.2%	21.7%	19.5%	23.9%	22.1%	21.1%	21.1%	20.6%	22.9%	21.9%	18.9%
Wireline	39.4%	38.0%	42.7%	36.9%	36.2%	36.1%	38.3%	38.8%	37.8%	38.4%	38.1%
Communications support services	8.6%	6.6%	8.8%	7.7%	4.4%	5.3%	6.8%	5.6%	5.1%	9.1%	7.5%
Consolidated	20.8%	22.0%	20.2%	22.9%	23.1%	22.1%	23.3%	23.4%	24.6%	24.9%	20.1%

SUPPLEMENTAL REVENUE INFORMATION:
Wireline:
Revenues and sales:
Local service	$261,903	$1,083,384	$266,078	$271,824	$272,798	$272,684	$1,115,761	$276,456	$278,598	$280,782	$279,925
Network access and long-distance	252,203	1,039,915	263,413	258,529	257,078	260,895	1,047,894	260,812	263,549	262,816	260,717
Miscellaneous	61,329	255,837	68,659	61,930	65,195	60,053	256,154	70,507	60,789	66,034	58,824
Total revenues and sales	$575,435	$2,379,136	$598,150	$592,283	$595,071	$593,632	$2,419,809	$607,775	$602,936	$609,632	$599,466

Communications support services:
Revenues and sales:
Long-distance and network management services	$80,976	$305,467	$77,917	$80,658	$74,253	$72,639	$304,870	$75,797	$77,188	$72,848	$79,037
Product distribution	139,495	548,190	145,427	146,063	136,163	120,537	421,253	117,018	109,268	95,907	99,060
Directory publishing	26,478	154,726	48,687	32,417	47,296	26,326	155,940	50,009	31,007	48,689	26,235
Telecommunications information services	3,979	17,199	4,407	4,071	3,518	5,203	41,792	5,665	9,674	11,735	14,718
Total revenues and sales	$250,928	$1,025,582	$276,438	$263,209	$261,230	$224,705	$923,855	$248,489	$227,137	$229,179	$219,050

Corporate expenses include amortization expense related to intangible assets recorded in connection with the acquisition of wireless properties. For the year ended December 31, 2005, corporate expenses also include incremental costs associated with Hurricane Katrina of $19.7 million and $19.8 million of incremental expenses primarily related to the effects of a change in accounting for operating leases with scheduled rent increases.
(A) Operating margin is calculated by dividing segment income by the corresponding amount of segment revenues and sales.

ALLTEL Corporation
Earnings Per Share From Current Businesses (Non-GAAP)
for the quarterly periods in the years 2006, 2005 and 2004

	2006	2005					2004
(In thousands, except per share amounts)	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.

Basic Earnings Per Share:

Net income applicable to common shares	$320,081	$1,234,822	$326,821	$351,182	$293,078	$263,741	$1,070,099	$277,575	$292,285	$270,685	$229,554

Weighted average shares outstanding	386,782	340,791	382,920	363,638	314,475	302,172	307,288	302,809	306,843	308,188	311,486

Basic Earnings Per Share	$.83	$3.62	$.85	$.97	$.93	$.87	$3.48	$.92	$.95	$.88	$.74

Diluted Earnings Per Share:

Net income applicable to common shares	$320,081	$1,234,822	$326,821	$351,182	$293,078	$263,741	$1,070,099	$277,575	$292,285	$270,685	$229,554
Adjust net income for preferred dividends	21	93	21	24	24	24	103	25	25	26	27
Adjust net income for interest on convertible debentures, net of tax	106	1,368	820	548	-	-	-	-	-	-	-
Net income applicable to common shares, assuming conversion of preferred stock	$320,208	$1,236,283	$327,662	$351,754	$293,102	$263,765	$1,070,202	$277,600	$292,310	$270,711	$229,581

Weighted average shares outstanding	386,782	340,791	382,920	363,638	314,475	302,172	307,288	302,809	306,843	308,188	311,486
Increase in shares resulting from assumed:
Conversion of preferred shares	217	241	229	240	243	248	264	254	261	268	275
Conversion of convertible debentures	1,046	1,531	3,981	1,990	-	-	-	-	-	-	-
Vesting of restricted stock awards	158	80	101	85	54	68	33	61	42	23	7
Exercise of stock options	1,473	1,486	2,112	1,841	1,065	980	754	971	695	603	690
Weighted average fully diluted shares	389,676	344,129	389,343	367,794	315,837	303,468	308,339	304,095	307,841	309,082	312,458

Diluted Earnings Per Share	$.82	$3.59	$.84	$.96	$.93	$.87	$3.47	$.91	$.95	$.88	$.73

Current businesses excludes the effects of discontinued operations, amortization expense related to intangible assets recorded in connection with the acquisition of wireless properties, a special cash dividend received on the Company's investment in Fidelity National Financial, Inc. common stock, gain on the exchange or disposal of assets, debt prepayment costs, costs associated with Hurricane Katrina, change in accounting for operating leases and conditional asset retirement obligations, reversal of certain income tax contingency reserves and restructuring and other charges.

ALLTEL Corporation
Earnings Per Share Under GAAP
for the quarterly periods in the years 2006, 2005 and 2004

	2006	2005					2004
(In thousands, except per share amounts)	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.

Basic Earnings Per Share:

Net income applicable to common shares	$297,386	$1,331,286	$255,128	$361,141	$402,037	$312,980	$1,046,132	$270,620	$323,194	$262,502	$189,816

Weighted average shares outstanding	386,782	340,791	382,920	363,638	314,475	302,172	307,288	302,809	306,843	308,188	311,486

Basic Earnings Per Share	$.77	$3.91	$.66	$.99	$1.28	$1.04	$3.40	$.89	$1.05	$.85	$.61

Diluted Earnings Per Share:

Net income applicable to common shares	$297,386	$1,331,286	$255,128	$361,141	$402,037	$312,980	$1,046,132	$270,620	$323,194	$262,502	$189,816
Adjust net income for preferred dividends	21	93	21	24	24	24	103	25	25	26	27
Adjust net income for interest on convertible debentures, net of tax	106	1,368	820	548	-	-	-	-	-	-	-
Net income applicable to common shares, assuming conversion of preferred stock	$297,513	$1,332,747	$255,969	$361,713	$402,061	$313,004	$1,046,235	$270,645	$323,219	$262,528	$189,843

Weighted average shares outstanding	386,782	340,791	382,920	363,638	314,475	302,172	307,288	302,809	306,843	308,188	311,486
Increase in shares resulting from assumed:
Conversion of preferred shares	217	241	229	240	243	248	264	254	261	268	275
Conversion of convertible debentures	1,046	1,531	3,981	1,990	-	-	-	-	-	-	-
Vesting of restricted stock awards	158	80	101	85	54	68	33	61	42	23	7
Exercise of stock options	1,473	1,486	2,112	1,841	1,065	980	754	971	695	603	690
Weighted average fully diluted shares	389,676	344,129	389,343	367,794	315,837	303,468	308,339	304,095	307,841	309,082	312,458

Diluted Earnings Per Share	$.77	$3.87	$.66	$.98	$1.27	$1.03	$3.39	$.89	$1.05	$.85	$.61

ALLTEL CORPORATION
SUPPLEMENTAL OPERATING INFORMATION
for the quarterly periods in the years 2006, 2005 and 2004
(Dollars in thousands, except per customer amounts)

	2006	2005					2004
	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Wireless:
Controlled POPs	77,292,038	75,907,644	75,907,644	75,410,320	66,401,653	63,745,833	62,313,192	62,313,192	61,313,088	61,313,088	61,313,088
Customers	10,827,065	10,662,324	10,662,324	10,424,710	9,067,508	8,801,285	8,626,487	8,626,487	8,394,727	8,336,473	8,181,166
Penetration rate	14.0%	14.0%	14.0%	13.8%	13.7%	13.8%	13.8%	13.8%	13.7%	13.6%	13.3%
Average customers	10,731,389	9,550,829	10,507,806	9,956,726	9,040,259	8,704,634	8,295,939	8,481,561	8,369,785	8,255,983	8,089,877
Gross customer additions:
Internal	805,454	2,830,079	837,712	729,618	593,045	669,704	2,720,339	690,811	641,994	650,149	737,385
Acquired, net of divested	-	1,693,162	90,356	1,336,315	212,530	53,961	92,345	92,345	-	-	-
Total	805,454	4,523,241	928,068	2,065,933	805,575	723,665	2,812,684	783,156	641,994	650,149	737,385
Net customer additions:
Internal	164,741	342,675	147,258	20,887	53,693	120,837	510,717	139,415	58,254	155,307	157,741
Acquired, net of divested	-	1,693,162	90,356	1,336,315	212,530	53,961	92,345	92,345	-	-	-
Total	164,741	2,035,837	237,614	1,357,202	266,223	174,798	603,062	231,760	58,254	155,307	157,741
Customer acquisition costs:
Cost of products sold	$95,138	$320,769	$104,735	$83,821	$62,516	$69,697	$322,737	$80,557	$78,043	$77,345	$86,792
Selling and marketing expenses	253,669	870,536	254,720	231,886	198,938	184,992	743,889	198,572	181,505	177,939	185,873
Less product sales	65,221	230,262	67,746	61,611	51,046	49,859	209,874	50,530	55,235	51,787	52,322
Total	$283,586	$961,043	$291,709	$254,096	$210,408	$204,830	$856,752	$228,599	$204,313	$203,497	$220,343
Cost to acquire a new customer (A)	$352	$340	$348	$348	$355	$306	$315	$331	$318	$313	$299
Cash costs:
Cost of services	$537,839	$1,917,754	$543,352	$514,923	$453,806	$405,673	$1,543,576	$399,114	$406,660	$382,060	$355,742
Cost of products sold	204,430	697,593	218,678	179,831	150,278	148,806	573,646	154,747	139,301	135,048	144,550
Selling, general, administrative and other	413,106	1,445,165	411,139	379,806	331,743	322,477	1,201,789	318,968	294,070	293,009	295,742
Less product sales	118,592	380,714	116,983	101,876	84,223	77,632	286,852	73,999	74,338	69,533	68,982
Total	1,036,783	3,679,798	1,056,186	972,684	851,604	799,324	3,032,159	798,830	765,693	740,584	727,052
Less customer acquisition costs	283,586	961,043	291,709	254,096	210,408	204,830	856,752	228,599	204,313	203,497	220,343
Total	$753,197	$2,718,755	$764,477	$718,588	$641,196	$594,494	$2,175,407	$570,231	$561,380	$537,087	$506,709
Cash cost per unit per month, excluding customer acquisition costs (B)	$23.40	$23.72	$24.25	$24.06	$23.64	$22.77	$21.85	$22.41	$22.36	$21.68	$20.88
Revenues:
Service revenues	$1,638,798	$5,895,143	$1,643,195	$1,606,482	$1,371,089	$1,274,377	$4,791,235	$1,252,773	$1,239,409	$1,183,549	$1,115,504
Less wholesale revenues	151,003	545,109	171,595	170,221	112,227	91,066	372,446	94,748	103,356	91,673	82,669
Retail revenues	$1,487,795	$5,350,034	$1,471,600	$1,436,261	$1,258,862	$1,183,311	$4,418,789	$1,158,025	$1,136,053	$1,091,876	$1,032,835
Average revenue per customer per month (C)	$50.90	$51.44	$52.13	$53.78	$50.55	$48.80	$48.13	$49.24	$49.36	$47.79	$45.96
Retail revenue per customer per month (D)	$46.21	$46.68	$46.68	$48.08	$46.42	$45.31	$44.39	$45.51	$45.24	$44.08	$42.56
Retail minutes of use per customer per month (E)	610	597	626	614	593	547	494	534	516	490	432
Postpay churn	1.66%	1.77%	1.83%	1.92%	1.58%	1.72%	1.74%	1.68%	1.80%	1.57%	1.93%
Total churn	2.00%	2.17%	2.20%	2.37%	1.99%	2.11%	2.23%	2.17%	2.33%	2.00%	2.40%
Service revenue operating margin (F)	21.7%	21.3%	18.3%	23.4%	22.4%	21.3%	21.3%	20.8%	23.2%	22.1%	18.9%
Capital expenditures (G)	$156,119	$978,970	$271,440	$233,788	$283,166	$190,576	$797,106	$270,236	$200,337	$198,937	$127,596

(A)
Cost to acquire a new customer is calculated by dividing the sum of the GAAP reported cost of products sold and sales and marketing expenses (included within "Selling, general, administrative and other") less product sales, as reported in the Consolidated Statements of Income, by the number of internal gross customer additions in the period. Customer acquisition costs exclude amounts related to the Company's customer retention efforts.

(B)
Cash cost per unit per month, excluding customer acquisition costs, is calculated by dividing the sum of the GAAP reported cost of services, cost of products sold, selling, general, administrative and other expenses less product sales, as reported in the Consolidated Statements of Income, less customer acquisition costs, by the number of average customers for the period.

(C)	Average revenue per customer per month is calculated by dividing wireless service revenues by average customers for the period.
(D)	Retail revenues per customer per month is calculated by dividing wireless retail revenues (service revenues less wholesale revenues) by average customers for the period.
(E)	Retail minutes of use per customer per month represents the average monthly minutes that Alltel's customers use on both the Company's network and while roaming on other carriers' networks.
(F)	Service revenue operating margin is calculated by dividing wireless segment income by wireless service revenues.
(G)	Includes capitalized software development costs.

ALLTEL CORPORATION
SUPPLEMENTAL OPERATING INFORMATION
for the quarterly periods in the years 2006, 2005 and 2004
(Dollars in thousands, except per customer amounts)

	2006	2005					2004
	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Wireline:
Customers	2,862,545	2,885,673	2,885,673	2,919,862	2,953,000	2,983,250	3,009,388	3,009,388	3,040,512	3,066,081	3,089,713
Average customers	2,872,688	2,950,022	2,901,310	2,937,588	2,967,986	2,994,716	3,061,529	3,024,635	3,052,548	3,079,609	3,092,255
Broadband customers	441,475	397,696	397,696	359,975	319,315	283,126	243,325	243,325	216,885	194,534	174,489
Net broadband additions	43,779	154,371	37,721	40,660	36,189	39,801	90,297	26,440	22,351	20,045	21,461
Average revenue per customer per month (H)	$66.77	$67.21	$68.72	$67.21	$66.83	$66.08	$65.87	$66.98	$65.84	$65.99	$64.62
Capital expenditures (G)	$62,188	$355,938	$119,342	$78,172	$85,354	$73,070	$336,498	$100,730	$80,659	$77,748	$77,361

Communications support services:
Long-distance customers	1,750,630	1,750,762	1,750,762	1,757,069	1,779,813	1,793,069	1,770,852	1,770,852	1,739,974	1,717,603	1,707,746
Capital expenditures (G)	$2,433	$13,646	$3,819	$4,208	$3,376	$2,243	$15,150	$5,738	$4,500	$3,223	$1,689

Consolidated:
Capital expenditures (G)	$220,855	$1,349,656	$395,194	$316,435	$372,065	$265,962	$1,157,729	$376,885	$285,520	$280,095	$215,229
Total assets	$24,046,118	$24,013,101	$24,013,101	$23,796,703	$17,914,892	$16,773,214	$16,603,736	$16,603,736	$16,368,782	$16,462,064	$16,539,668

(G)	Includes capitalized software development costs.
(H)	Average revenue per customer per month is calculated by dividing total wireline revenues by average customers for the period.

ALLTEL Corporation
Pro-Forma Results of Operations for the Wireless Segment including Western Wireless
For the year ended December 31, 2005
(Dollars in thousands)

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2005	2005	2005	2005	2005
Service revenues	$1,502,667	$1,620,155	$1,692,215	$1,644,642	$6,459,679
Equipment sales	93,226	99,263	107,055	116,983	416,527
Total revenues and sales	1,595,893	1,719,418	1,799,270	1,761,625	6,876,206

Cost of services	467,154	521,975	540,938	543,352	2,073,419
Cost of products sold	175,511	176,959	189,466	218,678	760,614
Selling, general, administrative and other	380,039	387,564	396,949	411,139	1,575,691
Depreciation	233,805	244,555	241,411	243,191	962,962
Total costs and expense	1,256,509	1,331,053	1,368,764	1,416,360	5,372,686

Operating income	$339,384	$388,365	$430,506	$345,265	$1,503,520

Customers	10,109,480	10,395,818	10,424,710	10,662,324	10,662,324
Average customers	9,985,184	10,358,712	10,400,163	10,507,806	10,309,884
Gross customer additions
Internal	789,831	694,363	766,834	837,712	3,088,740
Acquired	53,961	212,530	-	90,356	356,847
Total	843,792	906,893	766,834	928,068	3,445,587
Net customer additions
Internal	174,839	73,808	28,892	147,258	424,797
Acquired	53,961	212,530	-	90,356	356,847
Total	228,800	286,338	28,892	237,614	781,644

Service revenues	$1,502,667	$1,620,155	$1,692,215	$1,644,642	$6,459,679
Less wholesale revenues	138,019	168,560	190,275	173,043	669,897
Retail revenues	$1,364,648	$1,451,595	$1,501,941	$1,471,599	$5,789,783

Average revenue per unit	$50.16	$52.14	$54.24	$52.17	$52.21
Retail revenue per unit	$45.56	$46.71	$48.14	$46.68	$46.80

Postpay churn	1.70%	1.61%	1.92%	1.83%	1.77%
Total churn	2.06%	2.00%	2.37%	2.20%	2.16%

Notes:
(1)	Includes operating results of Western Wireless assuming the acquisition occurred on January 1, 2005.
(2)	Excludes the effects of amortization expense related to intangible assets recorded in connection with the acquisition of wireless properties.

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)
for the three months ended March 31, 2006
(In thousands, except per share amounts)

								Corporate
	Results of	Items		Results of	Segment Information from Current Businesses			Operations
	Operations	Excluded from		Operations			Communications	and
	Under	Current		from Current			Support	Intercompany
	GAAP	Businesses		Businesses	Wireless	Wireline	Services	Eliminations
Revenues and sales:
Service revenues	$2,247,719	$-		$2,247,719	$1,638,798	$565,845	$84,954	$(41,878)
Product sales	292,017	-		292,017	118,592	9,590	165,974	(2,139)
Total revenues and sales	2,539,736	-		2,539,736	1,757,390	575,435	250,928	(44,017)
Costs and expenses:
Cost of services	731,725	-		731,725	537,839	175,874	57,853	(39,841)
Cost of products sold	355,793	-		355,793	204,430	7,353	147,649	(3,639)
Selling, general, administrative and other	498,959	-		498,959	413,106	62,059	16,532	7,262
Depreciation and amortization	404,541	(45,492)	(A)	359,049	246,460	103,583	7,413	1,593
Restructuring and other charges	19,525	(19,525)	(B)	-	-	-	-	-
Total costs and expenses	2,010,543	(65,017)		1,945,526	1,401,835	348,869	229,447	(34,625)
Operating income	529,193	65,017		594,210	$355,555	$226,566	$21,481	$(9,392)

Equity earnings in unconsolidated partnerships	12,932	-		12,932
Minority interest in consolidated partnerships	(13,895)	-		(13,895)
Other income, net	11,882	-		11,882
Interest expense	(88,974)	-		(88,974)
Gain on exchange or disposal of assets and other	-	-		-
Income from continuing operations before income taxes	451,138	65,017		516,155
Income taxes	171,559	24,494	(N)	196,053
Income from continuing operations	279,579	40,523		320,102

Income from discontinued operations (net of income taxes)	17,828	(17,828)	(O)	-

Income before cumulative effect of accounting change	297,407	22,695		320,102
Cumulative effect of accounting change (net of income taxes)	-	-		-

Net income	297,407	22,695		320,102
Preferred dividends	21	-		21
Net income applicable to common shares	$297,386	$22,695		$320,081

Basic earnings per share:
Income from continuing operations	$.72	$.11		$.83
Income from discontinued operations	.05	(.05)		-
Cumulative effect of accounting change	-	-		-
Net income	$.77	$.06		$.83

Diluted earnings per share:
Income from continuing operations	$.72	$.10		$.82
Income from discontinued operations	.05	(.05)		-
Cumulative effect of accounting change	-	-		-
Net income	$.77	$.05		$.82

See Notes to Reconcilations for a description of the items marked (A)-(Q).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)
for the twelve months ended December 31, 2005
(In thousands, except per share amounts)

								Corporate
	Results of	Items		Results of	Segment Information from Current Businesses			Operations
	Operations	Excluded from		Operations			Communications	and
	Under	Current		from Current			Support	Intercompany
	GAAP	Businesses		Businesses	Wireless	Wireline	Services	Eliminations
Revenues and sales:
Service revenues	$8,380,501	$-		$8,380,501	$5,895,143	$2,336,741	$322,665	$(174,048)
Product sales	1,106,458	-		1,106,458	380,714	42,395	702,917	(19,568)
Total revenues and sales	9,486,959	-		9,486,959	6,275,857	2,379,136	1,025,582	(193,616)
Costs and expenses:
Cost of services	2,743,745	(37,557)	(C)(F)(J)	2,706,188	1,917,754	705,506	236,160	(153,232)
Cost of products sold	1,315,320	-		1,315,320	697,593	32,919	621,864	(37,056)
Selling, general, administrative and other	1,795,516	(1,898)	(F)	1,793,618	1,445,165	256,259	65,494	26,700
Depreciation and amortization	1,482,605	(104,440)	(A)	1,378,165	856,258	480,729	33,866	7,312
Restructuring and other charges	58,717	(58,717)	(D)(E)(G)	-	-	-	-	-
Total costs and expenses	7,395,903	(202,612)		7,193,291	4,916,770	1,475,413	957,384	(156,276)
Operating income	2,091,056	202,612		2,293,668	$1,359,087	$903,723	$68,198	$(37,340)

Equity earnings in unconsolidated partnerships	43,383	-		43,383
Minority interest in consolidated partnerships	(69,105)	-		(69,105)
Other income, net	158,788	(116,036)	(F)(K)	42,752
Interest expense	(332,588)	-		(332,588)
Gain on exchange or disposal of assets and other	218,830	(218,830)	(H)(I)	-
Income from continuing operations before income taxes	2,110,364	(132,254)		1,978,110
Income taxes	801,836	(58,641)	(N)	743,195

Income from continuing operations	1,308,528	(73,613)		1,234,915

Income from discontinued operations (net of income taxes)	30,292	(30,292)	(O)	-
Income before cumulative effect of accounting change	1,338,820	(103,905)		1,234,915
Cumulative effect of accounting change (net of income taxes)	(7,441)	7,441	(Q)	-

Net income	1,331,379	(96,464)		1,234,915
Preferred dividends	93	-		93
Net income applicable to common shares	$1,331,286	$(96,464)		$1,234,822

Basic earnings per share:
Income from continuing operations	$3.84	$(.22)		$3.62
Income from discontinued operations	.09	(.09)		-
Cumulative effect of accounting change	(.02)	.02		-
Net income	$3.91	$(.29)		$3.62

Diluted earnings per share:
Income from continuing operations	$3.80	$(.21)		$3.59
Income from discontinued operations	.09	(.09)		-
Cumulative effect of accounting change	(.02)	.02		-
Net income	$3.87	$(.28)		$3.59

See Notes to Reconcilations for a description of the items marked (A)-(Q).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)
for the three months ended December 31, 2005
(In thousands, except per share amounts)

								Corporate
	Results of	Items		Results of	Segment Information from Current Businesses			Operations
	Operations	Excluded from		Operations			Communications	and
	Under	Current		from Current			Support	Intercompany
	GAAP	Businesses		Businesses	Wireless	Wireline	Services	Eliminations
Revenues and sales:
Service revenues	$2,263,605	$-		$2,263,605	$1,643,195	$588,349	$82,323	$(50,262)
Product sales	318,146	-		318,146	116,983	9,801	194,115	(2,753)
Total revenues and sales	2,581,751	-		2,581,751	1,760,178	598,150	276,438	(53,015)
Costs and expenses:
Cost of services	736,857	(9,506)	(C)	727,351	543,352	165,116	58,077	(39,194)
Cost of products sold	381,764	-		381,764	218,678	6,899	168,545	(12,358)
Selling, general, administrative and other	496,549	-		496,549	411,139	63,637	16,874	4,899
Depreciation and amortization	404,079	(43,596)	(A)	360,483	243,191	106,955	8,553	1,784
Restructuring and other charges	39,844	(39,844)	(D)(E)	-	-	-	-	-
Total costs and expenses	2,059,093	(92,946)		1,966,147	1,416,360	342,607	252,049	(44,869)
Operating income	522,658	92,946		615,604	$343,818	$255,543	$24,389	$(8,146)

Equity earnings in unconsolidated partnerships	6,992	-		6,992
Minority interest in consolidated partnerships	(11,267)	-		(11,267)
Other income, net	2,752	-		2,752
Interest expense	(86,134)	-		(86,134)
Gain on exchange or disposal of assets and other	-	-		-
Income from continuing operations before income taxes	435,001	92,946		527,947
Income taxes	176,681	24,424	(N)	201,105

Income from continuing operations	258,320	68,522		326,842
Income from discontinued operations (net of income taxes)	4,270	(4,270)	(O)	-
Income before cumulative effect of accounting change	262,590	64,252		326,842
Cumulative effect of accounting change (net of income taxes)	(7,441)	7,441	(Q)	-

Net income	255,149	71,693		326,842
Preferred dividends	21	-		21
Net income applicable to common shares	$255,128	$71,693		$326,821

Basic earnings per share:
Income from continuing operations	$.67	$.18		$.85
Income from discontinued operations	.01	(.01)		-
Cumulative effect of accounting change	(.02)	.02		-
Net income	$.66	$.19		$.85

Diluted earnings per share:
Income from continuing operations	$.67	$.17		$.84
Income from discontinued operations	.01	(.01)		-
Cumulative effect of accounting change	(.02)	.02		-
Net income	$.66	$.18		$.84

See Notes to Reconcilations for a description of the items marked (A)-(Q).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)
for the three months ended September 30, 2005
(In thousands, except per share amounts)

								Corporate
	Results of	Items		Results of	Segment Information from Current Businesses			Operations
	Operations	Excluded from		Operations			Communications	and
	Under	Current		from Current			Support	Intercompany
	GAAP	Businesses		Businesses	Wireless	Wireline	Services	Eliminations
Revenues and sales:
Service revenues	$2,229,370	$-		$2,229,370	$1,606,482	$580,561	$84,728	$(42,401)
Product sales	289,749	-		289,749	101,876	11,722	178,481	(2,330)
Total revenues and sales	2,519,119	-		2,519,119	1,708,358	592,283	263,209	(44,731)
Costs and expenses:
Cost of services	719,683	(8,260)	(F)	711,423	514,923	176,699	58,964	(39,163)
Cost of products sold	343,718	-		343,718	179,831	10,021	158,860	(4,994)
Selling, general, administrative and other	470,966	(1,898)	(F)	469,068	379,806	66,154	16,710	6,398
Depreciation and amortization	388,989	(32,373)	(A)	356,616	225,480	121,026	8,340	1,770
Restructuring and other charges	18,873	(18,873)	(G)	-	-	-	-	-
Total costs and expenses	1,942,229	(61,404)		1,880,825	1,300,040	373,900	242,874	(35,989)
Operating income	576,890	61,404		638,294	$408,318	$218,383	$20,335	$(8,742)

Equity earnings in unconsolidated partnerships	10,434	-		10,434
Minority interest in consolidated partnerships	(20,573)	-		(20,573)
Other income, net	27,325	(5,000)	(F)	22,325
Interest expense	(83,422)	-		(83,422)
Gain on exchange or disposal of assets and other	30,557	(30,557)	(H)	-
Income from continuing operations before income taxes	541,211	25,847		567,058
Income taxes	206,068	9,784	(N)	215,852
Income from continuing operations	335,143	16,063		351,206

Income from discontinued operations (net of income taxes)	26,022	(26,022)	(O)	-
Income before cumulative effect of accounting change	361,165	(9,959)		351,206
Cumulative effect of accounting change (net of income taxes)	-	-		-

Net income	361,165	(9,959)		351,206
Preferred dividends	24	-		24
Net income applicable to common shares	$361,141	$(9,959)		$351,182

Basic earnings per share:
Income from continuing operations	$.92	$.05		$.97
Income from discontinued operations	.07	(.07)		-
Cumulative effect of accounting change	-	-		-
Net income	$.99	$(.02)		$.97

Diluted earnings per share:
Income from continuing operations	$.91	$.05		$.96
Income from discontinued operations	.07	(.07)		-
Cumulative effect of accounting change	-	-		-
Net income	$.98	$(.02)		$.96

See Notes to Reconcilations for a description of the items marked (A)-(Q).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)
for the three months ended June 30, 2005
(In thousands, except per share amounts)

								Corporate
	Results of	Items		Results of	Segment Information from Current Businesses			Operations
	Operations	Excluded from		Operations			Communications	and
	Under	Current		from Current			Support	Intercompany
	GAAP	Businesses		Businesses	Wireless	Wireline	Services	Eliminations
Revenues and sales:
Service revenues	$1,989,264	$-		$1,989,264	$1,371,089	$584,016	$77,772	$(43,613)
Product sales	270,842	-		270,842	84,223	11,055	183,458	(7,894)
Total revenues and sales	2,260,106	-		2,260,106	1,455,312	595,071	261,230	(51,507)
Costs and expenses:
Cost of services	660,945	-		660,945	453,806	182,667	62,776	(38,304)
Cost of products sold	308,065	-		308,065	150,278	9,001	161,399	(12,613)
Selling, general, administrative and other	420,536	-		420,536	331,743	62,662	16,982	9,149
Depreciation and amortization	348,320	(14,694)	(A)	333,626	197,866	125,445	8,501	1,814
Restructuring and other charges	-	-		-	-	-	-	-
Total costs and expenses	1,737,866	(14,694)		1,723,172	1,133,693	379,775	249,658	(39,954)
Operating income	522,240	14,694		536,934	$321,619	$215,296	$11,572	$(11,553)
Equity earnings in unconsolidated partnerships	15,214	-		15,214
Minority interest in consolidated partnerships	(18,918)	-		(18,918)
Other income, net	7,976	-		7,976
Interest expense	(76,343)	-		(76,343)
Gain on exchange or disposal of assets and other	188,273	(188,273)	(I)	-
Income from continuing operations before income taxes	638,442	(173,579)		464,863
Income taxes	236,381	(64,620)	(N)	171,761
Income from continuing operations	402,061	(108,959)		293,102
Income from discontinued operations (net of income taxes)	-	-		-
Income before cumulative effect of accounting change	402,061	(108,959)		293,102
Cumulative effect of accounting change (net of income taxes)	-	-		-

Net income	402,061	(108,959)		293,102
Preferred dividends	24	-		24
Net income applicable to common shares	$402,037	$(108,959)		$293,078

Basic earnings per share:
Income from continuing operations	$1.28	$(.35)		$.93
Income from discontinued operations	-	-		-
Cumulative effect of accounting change	-	-		-
Net income	$1.28	$(.35)		$.93

Diluted earnings per share:
Income from continuing operations	$1.27	$(.34)		$.93
Income from discontinued operations	-	-		-
Cumulative effect of accounting change	-	-		-
Net income	$1.27	$(.34)		$.93

See Notes to Reconcilations for a description of the items marked (A)-(Q).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)
for the three months ended March 31, 2005
(In thousands, except per share amounts)

								Corporate
	Results of	Items		Results of	Segment Information from Current Businesses			Operations
	Operations	Excluded from		Operations			Communications	and
	Under	Current		from Current			Support	Intercompany
	GAAP	Businesses		Businesses	Wireless	Wireline	Services	Eliminations
Revenues and sales:
Service revenues	$1,898,262	$-		$1,898,262	$1,274,377	$583,815	$77,842	$(37,772)
Product sales	227,721	-		227,721	77,632	9,817	146,863	(6,591)
Total revenues and sales	2,125,983	-		2,125,983	1,352,009	593,632	224,705	(44,363)
Costs and expenses:
Cost of services	626,260	(19,791)	(J)	606,469	405,673	181,024	56,343	(36,571)
Cost of products sold	281,773	-		281,773	148,806	6,998	133,060	(7,091)
Selling, general, administrative and other	407,465	-		407,465	322,477	63,806	14,928	6,254
Depreciation and amortization	341,217	(13,777)	(A)	327,440	189,721	127,303	8,472	1,944
Restructuring and other charges	-	-		-	-	-	-	-
Total costs and expenses	1,656,715	(33,568)		1,623,147	1,066,677	379,131	212,803	(35,464)
Operating income	469,268	33,568		502,836	$285,332	$214,501	$11,902	$(8,899)
Equity earnings in unconsolidated partnerships	10,743	-		10,743
Minority interest in consolidated partnerships	(18,347)	-		(18,347)
Other income, net	120,735	(111,036)	(K)	9,699
Interest expense	(86,689)	-		(86,689)
Gain on exchange or disposal of assets and other	-	-		-
Income from continuing operations before income taxes	495,710	(77,468)		418,242
Income taxes	182,706	(28,229)	(N)	154,477
Income from continuing operations	313,004	(49,239)		263,765
Income from discontinued operations (net of income taxes)	-	-		-
Income before cumulative effect of accounting change	313,004	(49,239)		263,765
Cumulative effect of accounting change (net of income taxes)	-	-		-

Net income	313,004	(49,239)		263,765
Preferred dividends	24	-		24
Net income applicable to common shares	$312,980	$(49,239)		$263,741

Basic earnings per share:
Income from continuing operations	$1.04	$(.17)		$.87
Income from discontinued operations	-	-		-
Cumulative effect of accounting change	-	-		-
Net income	$1.04	$(.17)		$.87

Diluted earnings per share:
Income from continuing operations	$1.03	$(.16)		$.87
Income from discontinued operations	-	-		-
Cumulative effect of accounting change	-	-		-
Net income	$1.03	$(.16)		$.87
See Notes to Reconcilations for a description of the items marked (A)-(Q).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)
for the twelve months ended December 31, 2004
(In thousands, except per share amounts)

								Corporate
	Results of	Items		Results of	Segment Information from Current Businesses			Operations
	Operations	Excluded from		Operations			Communications	and
	Under	Current		from Current			Support	Intercompany
	GAAP	Businesses		Businesses	Wireless	Wireline	Services	Eliminations
Revenues and sales:
Service revenues	$7,374,279	$-		$7,374,279	$4,791,235	$2,380,788	$346,662	$(144,406)
Product sales	871,862	-		871,862	286,852	39,021	577,193	(31,204)
Total revenues and sales	8,246,141	-		8,246,141	5,078,087	2,419,809	923,855	(175,610)
Costs and expenses:
Cost of services	2,374,220	-		2,374,220	1,543,576	704,335	257,845	(131,536)
Cost of products sold	1,075,545	-		1,075,545	573,646	28,711	514,239	(41,051)
Selling, general, administrative and other	1,524,165	-		1,524,165	1,201,789	244,327	54,729	23,320
Depreciation and amortization	1,299,691	(52,524)	(A)	1,247,167	686,313	516,445	34,325	10,084
Restructuring and other charges	50,892	(50,892)	(L)(M)	-	-	-	-	-
Total costs and expenses	6,324,513	(103,416)		6,221,097	4,005,324	1,493,818	861,138	(139,183)
Operating income	1,921,628	103,416		2,025,044	$1,072,763	$925,991	$62,717	$(36,427)
Equity earnings in unconsolidated partnerships	68,486	-		68,486
Minority interest in consolidated partnerships	(80,096)	-		(80,096)
Other income, net	34,500	-		34,500
Interest expense	(352,490)	-		(352,490)
Gain on exchange or disposal of assets and other	-	-		-
Income from continuing operations before income taxes	1,592,028	103,416		1,695,444
Income taxes	565,331	59,911	(N)(P)	625,242
Income from continuing operations	1,026,697	43,505		1,070,202
Income from discontinued operations (net of income taxes)	19,538	(19,538)	(P)	-
Income before cumulative effect of accounting change	1,046,235	23,967		1,070,202
Cumulative effect of accounting change (net of income taxes)	-	-		-

Net income	1,046,235	23,967		1,070,202
Preferred dividends	103	-		103
Net income applicable to common shares	$1,046,132	$23,967		$1,070,099

Basic earnings per share:
Income from continuing operations	$3.34	$.14		$3.48
Income from discontinued operations	.06	(.06)		-
Cumulative effect of accounting change	-	-		-
Net income	$3.40	$.08		$3.48

Diluted earnings per share:
Income from continuing operations	$3.33	$.14		$3.47
Income from discontinued operations	.06	(.06)		-
Cumulative effect of accounting change	-	-		-
Net income	$3.39	$.08		$3.47

See Notes to Reconcilations for a description of the items marked (A)-(Q).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)
for the three months ended December 31, 2004
(In thousands, except per share amounts)

								Corporate
	Results of	Items		Results of	Segment Information from Current Businesses			Operations
	Operations	Excluded from		Operations			Communications	and
	Under	Current		from Current			Support	Intercompany
	GAAP	Businesses		Businesses	Wireless	Wireline	Services	Eliminations
Revenues and sales:
Service revenues	$1,897,402	$-		$1,897,402	$1,252,773	$597,315	$81,462	$(34,148)
Product sales	242,391	-		242,391	73,999	10,460	167,027	(9,095)
Total revenues and sales	2,139,793	-		2,139,793	1,326,772	607,775	248,489	(43,243)
Costs and expenses:
Cost of services	604,818	-		604,818	399,114	173,146	64,297	(31,739)
Cost of products sold	299,603	-		299,603	154,747	8,576	146,997	(10,717)
Selling, general, administrative and other	402,489	-		402,489	318,968	62,466	14,856	6,199
Depreciation and amortization	332,520	(13,431)	(A)	319,089	180,358	127,921	8,454	2,356
Restructuring and other charges	(873)	873	(L)	-	-	-	-	-
Total costs and expenses	1,638,557	(12,558)		1,625,999	1,053,187	372,109	234,604	(33,901)
Operating income	501,236	12,558		513,794	$273,585	$235,666	$13,885	$(9,342)
Equity earnings in unconsolidated partnerships	14,970	-		14,970
Minority interest in consolidated partnerships	(19,227)	-		(19,227)
Other income, net	11,360	-		11,360
Interest expense	(87,512)	-		(87,512)
Gain on exchange or disposal of assets and other	-	-		-
Income from continuing operations before income taxes	420,827	12,558		433,385
Income taxes	150,182	5,603	(N)	155,785
Income from continuing operations	270,645	6,955		277,600
Income from discontinued operations (net of income taxes)	-	-		-
Income before cumulative effect of accounting change	270,645	6,955		277,600
Cumulative effect of accounting change (net of income taxes)	-	-		-

Net income	270,645	6,955		277,600
Preferred dividends	25	-		25
Net income applicable to common shares	$270,620	$6,955		$277,575

Basic earnings per share:
Income from continuing operations	$.89	$.03		$.92
Income from discontinued operations	-	-		-
Cumulative effect of accounting change	-	-		-
Net income	$.89	$.03		$.92

Diluted earnings per share:
Income from continuing operations	$.89	$.02		$.91
Income from discontinued operations	-	-		-
Cumulative effect of accounting change	-	-		-
Net income	$.89	$.02		$.91

See Notes to Reconcilations for a description of the items marked (A)-(Q).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)
for the three months ended September 30, 2004
(In thousands, except per share amounts)

								Corporate
	Results of	Items		Results of	Segment Information from Current Businesses			Operations
	Operations	Excluded from		Operations			Communications	and
	Under	Current		from Current			Support	Intercompany
	GAAP	Businesses		Businesses	Wireless	Wireline	Services	Eliminations
Revenues and sales:
Service revenues	$1,885,405	$-		$1,885,405	$1,239,409	$592,373	$86,862	$(33,239)
Product sales	217,707	-		217,707	74,338	10,563	140,275	(7,469)
Total revenues and sales	2,103,112	-		2,103,112	1,313,747	602,936	227,137	(40,708)
Costs and expenses:
Cost of services	624,442	-		624,442	406,660	179,719	68,910	(30,847)
Cost of products sold	262,604	-		262,604	139,301	7,822	124,575	(9,094)
Selling, general, administrative and other	373,624	-		373,624	294,070	60,033	13,593	5,928
Depreciation and amortization	324,678	(13,031)	(A)	311,647	173,138	127,580	8,570	2,359
Restructuring and other charges	-	-		-	-	-	-	-
Total costs and expenses	1,585,348	(13,031)		1,572,317	1,013,169	375,154	215,648	(31,654)
Operating income	517,764	13,031		530,795	$300,578	$227,782	$11,489	$(9,054)
Equity earnings in unconsolidated partnerships	24,338	-		24,338
Minority interest in consolidated partnerships	(23,647)	-		(23,647)
Other income, net	15,652	-		15,652
Interest expense	(86,699)	-		(86,699)
Gain on exchange or disposal of assets and other	-	-		-
Income from continuing operations before income taxes	447,408	13,031		460,439
Income taxes	143,727	24,402	(N)(P)	168,129
Income from continuing operations	303,681	(11,371)		292,310
Income from discontinued operations (net of income taxes)	19,538	(19,538)	(P)	-
Income before cumulative effect of accounting change	323,219	(30,909)		292,310
Cumulative effect of accounting change (net of income taxes)	-	-		-

Net income	323,219	(30,909)		292,310
Preferred dividends	25	-		25
Net income applicable to common shares	$323,194	$(30,909)		$292,285

Basic earnings per share:
Income from continuing operations	$.99	$(.04)		$.95
Income from discontinued operations	.06	(.06)		-
Cumulative effect of accounting change	-	-		-
Net income	$1.05	$(.10)		$.95

Diluted earnings per share:
Income from continuing operations	$.99	$(.04)		$.95
Income from discontinued operations	.06	(.06)		-
Cumulative effect of accounting change	-	-		-
Net income	$1.05	$(.10)		$.95

See Notes to Reconcilations for a description of the items marked (A)-(Q).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)
for the three months ended June 30, 2004
(In thousands, except per share amounts)

								Corporate
	Results of	Items		Results of	Segment Information from Current Businesses			Operations
	Operations	Excluded from		Operations			Communications	and
	Under	Current		from Current			Support	Intercompany
	GAAP	Businesses		Businesses	Wireless	Wireline	Services	Eliminations
Revenues and sales:
Service revenues	$1,825,894	$-		$1,825,894	$1,183,549	$599,567	$84,583	$(41,805)
Product sales	216,170	-		216,170	69,533	10,065	144,596	(8,024)
Total revenues and sales	2,042,064	-		2,042,064	1,253,082	609,632	229,179	(49,829)
Costs and expenses:
Cost of services	584,189	-		584,189	382,060	178,599	58,679	(35,149)
Cost of products sold	256,055	-		256,055	135,048	7,158	127,799	(13,950)
Selling, general, administrative and other	372,859	-		372,859	293,009	60,908	13,050	5,892
Depreciation and amortization	321,151	(13,031)	(A)	308,120	168,319	128,610	8,755	2,436
Restructuring and other charges	-	-		-	-	-	-	-
Total costs and expenses	1,534,254	(13,031)		1,521,223	978,436	375,275	208,283	(40,771)
Operating income	507,810	13,031		520,841	$274,646	$234,357	$20,896	$(9,058)
Equity earnings in unconsolidated partnerships	15,926	-		15,926
Minority interest in consolidated partnerships	(21,651)	-		(21,651)
Other income, net	2,875	-		2,875
Interest expense	(86,543)	-		(86,543)
Gain on exchange or disposal of assets and other	-	-		-
Income from continuing operations before income taxes	418,417	13,031		431,448
Income taxes	155,889	4,848	(N)	160,737
Income from continuing operations	262,528	8,183		270,711
Income from discontinued operations (net of income taxes)	-	-		-
Income before cumulative effect of accounting change	262,528	8,183		270,711
Cumulative effect of accounting change (net of income taxes)	-	-		-

Net income	262,528	8,183		270,711
Preferred dividends	26	-		26
Net income applicable to common shares	$262,502	$8,183		$270,685

Basic earnings per share:
Income from continuing operations	$.85	$.03		$.88
Income from discontinued operations	-	-		-
Cumulative effect of accounting change	-	-		-
Net income	$.85	$.03		$.88

Diluted earnings per share:
Income from continuing operations	$.85	$.03		$.88
Income from discontinued operations	-	-		-
Cumulative effect of accounting change	-	-		-
Net income	$.85	$.03		$.88

See Notes to Reconcilations for a description of the items marked (A)-(Q).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)
for the three months ended March 31, 2004
(In thousands, except per share amounts)

								Corporate
	Results of	Items		Results of	Segment Information from Current Businesses			Operations
	Operations	Excluded from		Operations			Communications	and
	Under	Current		from Current			Support	Intercompany
	GAAP	Businesses		Businesses	Wireless	Wireline	Services	Eliminations
Revenues and sales:
Service revenues	$1,765,578	$-		$1,765,578	$1,115,504	$591,533	$93,755	$(35,214)
Product sales	195,594	-		195,594	68,982	7,933	125,295	(6,616)
Total revenues and sales	1,961,172	-		1,961,172	1,184,486	599,466	219,050	(41,830)
Costs and expenses:
Cost of services	560,771	-		560,771	355,742	172,871	65,959	(33,801)
Cost of products sold	257,283	-		257,283	144,550	5,155	114,868	(7,290)
Selling, general, administrative and other	375,193	-		375,193	295,742	60,920	13,230	5,301
Depreciation and amortization	321,342	(13,031)	(A)	308,311	164,498	132,334	8,546	2,933
Restructuring and other charges	51,765	(51,765)	(M)	-	-	-	-	-
Total costs and expenses	1,566,354	(64,796)		1,501,558	960,532	371,280	202,603	(32,857)
Operating income	394,818	64,796		459,614	$223,954	$228,186	$16,447	$(8,973)
Equity earnings in unconsolidated partnerships	13,252	-		13,252
Minority interest in consolidated partnerships	(15,571)	-		(15,571)
Other income, net	4,613	-		4,613
Interest expense	(91,736)	-		(91,736)
Gain on exchange or disposal of assets and other	-	-		-
Income from continuing operations before income taxes	305,376	64,796		370,172
Income taxes	115,533	25,058	(N)	140,591
Income from continuing operations	189,843	39,738		229,581
Income from discontinued operations (net of income taxes)	-	-		-
Income before cumulative effect of accounting change	189,843	39,738		229,581
Cumulative effect of accounting change (net of income taxes)	-	-		-

Net income	189,843	39,738		229,581
Preferred dividends	27	-		27
Net income applicable to common shares	$189,816	$39,738		$229,554

Basic earnings per share:
Income from continuing operations	$.61	$.13		$.74
Income from discontinued operations	-	-		-
Cumulative effect of accounting change	-	-		-
Net income	$.61	$.13		$.74

Diluted earnings per share:
Income from continuing operations	$.61	$.12		$.73
Income from discontinued operations	-	-		-
Cumulative effect of accounting change	-	-		-
Net income	$.61	$.12		$.73

See Notes to Reconcilations for a description of the items marked (A)-(Q).

ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

As the Company evaluates segment performance based on segment income, which is computed as revenues and sales less operating expenses, the special cash dividend, the effects of the change in accounting for operating leases and integration expenses and other charges have not been allocated to the business segments. Wireless segment income also excludes amortization expense related to acquired intangible assets. In addition, none of the non-operating items such as equity earnings in unconsolidated partnerships, minority interest expense, other income, net, interest expense and income taxes have been allocated to the segments.

(A)	Eliminates the effects of amortization expense related to intangible assets recorded in connection with the acquisition of wireless properties.

(B)
The Company incurred $10.8 million of integration expenses related to its acquisition completed on August 1, 2005 of Western Wireless Corporation (“Western Wireless”). These expenses consisted of $8.3 million of rebranding costs and $2.5 million of system conversion costs and other integration costs. On December 9, 2005, Alltel announced that it would spin off its wireline telecommunications business to its stockholders and merge it with Valor Communications Group, Inc. ("Valor") In connection with the spin-off and merger, Alltel incurred $8.7 million of incremental costs consisting of employee benefit costs, consulting and legal fees.

(C)
Alltel incurred $9.5 million of incremental costs related to Hurricane Katrina consisting of increased system maintenance costs to restore network facilities and additional losses from bad debts. (See Note F).

(D)
The Company incurred $2.1 million of integration expenses related to its acquisition of Western Wireless. These expenses primarily consisted of system conversion costs. In addition, Alltel incurred $5.0 million of integration expenses related to the exchange of certain wireless assets with Cingular Wireless LLC (“Cingular”) completed during the second and third quarters of 2005. The Company also incurred $1.6 million of integration expenses related to its acquisition of Public Service Cellular Inc. (“PS Cellular”) completed on February 28, 2005. The integration expenses related to the Cingular and PS Cellular acquisitions consisted of handset subsidies incurred to migrate the acquired customer base to CDMA handsets. The Company also recorded a $0.2 million reduction in the liabilities associated with the wireline restructuring activities initiated during the third quarter of 2005. (See Note G).

(E)
On December 9, 2005, Alltel announced that it would spin off its wireline telecommunications business to its stockholders and merge it with Valor. In connection with the spin-off and merger, Alltel incurred $31.3 million of incremental costs principally consisting of investment banker, audit and legal fees.

(F)
Alltel incurred $10.2 million of incremental costs related to Hurricane Katrina consisting of increased long distance and roaming expenses due to providing these services to affected customers at no charge, system maintenance costs to restore network facilities and additional losses from bad debts. These incremental costs also included Company donations to support the hurricane relief efforts. These incremental expenses were partially offset by $5.0 million of insurance proceeds received to date by Alltel.

(G)
The Company incurred $2.4 million of integration expenses related to its acquisition of Western Wireless. These expenses primarily consisted of system conversion and relocation costs. In addition, the Company incurred $11.9 million of integration expenses related to the exchange of certain wireless assets with Cingular completed during the second and third quarters of 2005. These expenses consisted of handset subsidies incurred to migrate the acquired customer base to CDMA handsets. The Company also incurred $4.6 million in restructuring charges associated with its wireline operations. These charges consisted of severance and employee benefit costs related to a planned workforce reduction.

(H)
Primarily due to certain minority partners' right-of-first-refusal, three of the wireless partnership interests to be exchanged between Alltel and Cingular, as discussed in Note J below, were not completed until July 29, 2005. As a result of completing the exchange transaction, Alltel recorded an additional pretax gain of $30.5 million.

ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

(I)
On April 15, 2005, Alltel and Cingular completed the exchange of certain wireless assets. In connection with this transaction, Alltel recorded a pretax gain of $127.5 million. On April 6, 2005, Alltel recorded a pretax gain of $75.8 million from the sale of all of its shares of Fidelity National Financial, Inc. ("Fidelity National") common stock. On April 8, 2005, Alltel retired all of its issued and outstanding 7.50 percent senior notes due March 1, 2006, representing an aggregate principal amount of $450.0 million. Concurrent with the debt retirement, Alltel also terminated the related pay variable/receive fixed, interest rate swap agreement that had been designated as a fair value hedge against the $450.0 million senior notes. In connection with the early termination of the debt and interest rate swap agreement, Alltel incurred net pretax termination fees of approximately $15.0 million.

(J)
Effective January 1, 2005, Alltel changed its accounting for operating leases with scheduled rent increases. Certain of the Company's operating lease agreements for cell sites and for office and retail locations include scheduled rent escalations during the initial lease term and/or during succeeding optional renewal periods. Previously, the Company had not recognized the scheduled increases in rent expense on a straight-line basis in accordance with the provisions of Statement of Financial Accounting Standards ("SFAS") No. 13, "Accounting for Leases" and Financial Accounting Standards Board ("FASB") Technical Bulletin No. 85-3, "Accounting for Operating Leases with Scheduled Rent Increases". The effects of this change, which are included in corporate expenses, were not material to the Company's previously reported consolidated results of operations, financial position or cash flows.

(K)	On March 9, 2005, Fidelity National declared a special $10 per share cash dividend to Fidelity National stockholders. The special cash dividend was received by Alltel on March 28, 2005.

(L)
The Company recorded a $0.9 million reduction in the liabilities associated with the restructuring efforts initiated in the first quarter of 2004 (see Note M), consisting of $0.7 million in employee relocation expenses and $0.2 million in severance and employee benefit costs.

(M)
The Company announced its plans to reorganize its operating structure and exit its competitive local exchange carrier operations in the Jacksonville, Florida market. In connection with these activities, the Company recorded a restructuring charge of $29.3 million consisting of severance and employee benefit costs related to a planned workforce reduction, employee relocation costs, lease termination and other restructuring-related costs. The Company also recorded a $2.3 million reduction in the liabilities associated with various restructuring activities initiated prior to 2003. In addition, the Company recorded a write-down of $24.8 million in the carrying value of certain corporate and regional facilities to fair value in conjunction with the proposed leasing or sale of those facilities.

(N)	Tax-related effects of the items discussed in the Notes A - M above.

(O)
Eliminates the effects of discontinued operations. On August 1, 2005, Alltel completed its acquisition of Western Wireless. As a condition of receiving approval for the acquisition from the Department of Justice and the Federal Communications Commission, Alltel agreed to divest certain wireless operations of Western Wireless in 16 markets in Arkansas, Kansas and Nebraska. In December 2005, Alltel completed an exchange of wireless properties with United States Cellular Corporation that included a substantial portion of the divestiture requirements related to the merger. In the first quarter of 2006, Alltel completed the required divestitures with the sale of the remaining property in Arkansas. During the third and fourth quarters of 2005, the Company completed the sale of international operations acquired from Western Wireless in Georgia, Ghana and Ireland, and on April 28, 2006, Alltel sold the international operations in Austria and Haiti. Alltel has a pending definitive agreement to sell the international operations in Bolivia and is actively pursuing the disposition of the remaining international operations acquired from Western Wireless. As a result, the acquired international operations and interests of Western Wireless and the 16 markets to be divested in Arkansas, Kansas and Nebraska have been classified as discontinued operations and assets held for sale in the accompanying consolidated financial statements.

ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

(P)
During the third quarter of 2004, the Internal Revenue Service (“IRS”) completed its fieldwork related to the audits of the Company’s consolidated federal income tax returns for the fiscal years 1997 through 2001. As a result of the IRS completing this phase of their audits, Alltel reassessed its income tax contingency reserves related to the periods under examination. Based upon this reassessment, Alltel recorded a $129.3 million reduction in its income tax contingency reserves. The corresponding effects of the reversal of these tax contingencies resulted in a reduction in goodwill of $94.5 million and a reduction in income tax expense associated with continuing operations of $19.7 million. In addition, $15.1 million of the income tax contingency reserves reversed related to the financial services division that was sold to Fidelity National on April 1, 2003. Pursuant to the terms of the sale agreement, Alltel retained, as of the date of sale, all income tax liabilities related to the sold operations and agreed to indemnify Fidelity National from any future tax liability imposed on the financial services division for periods prior to the date of sale. The adjustment of the tax contingency reserves related to the disposed financial services division has been reported as discontinued operations in the Company’s consolidated financial statements for the year ended December 31, 2004. Discontinued operations for the year ended December 31, 2004 also included a tax benefit of $4.4 million attributable to a foreign tax credit carryback recognized as a result of the IRS audits.

(Q)
Represents the cumulative effect of the change in accounting principle resulting from the Company's adoption of FASB Interpretation No. 47, “Accounting for Conditional Asset Retirement Obligations" (“FIN 47”). The Company evaluated the effects of FIN 47 on its operations and determined that, for certain buildings containing asbestos, Alltel is legally obligated to remediate the asbestos if the Company were to abandon, sell or otherwise dispose of the buildings. In addition, for its acquired Kentucky and Nebraska wireline operations not subject to SFAS No. 71, “Accounting for the Effects of Certain Types of Regulation", the Company is legally obligated to properly dispose of its chemically-treated telephone poles at the time they are removed from service. In accordance with federal and state regulations, depreciation expense for the Company’s wireline operations that follow the accounting prescribed by SFAS No. 71 have historically included an additional provision for cost of removal, and accordingly, the adoption of FIN 47 had no impact to these operations.